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Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with amendment no. 1 to the annual report on Form 10-K/A of Huntsman International LLC (the "Company") for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Kimo Esplin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

        (1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. KIMO ESPLIN J. Kimo Esplin Chief Financial Officer November 23, 2004

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  Exhibit 32.2